SanJac Alpha Low Duration ETF
Schedule of Investments
August 31, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 46.8%	Par	Value
United States Treasury Inflation Indexed Bonds, 1.63%, 04/15/2030	$354,652	$362,118
United States Treasury Note/Bond
1.63%, 10/31/2026	100,000	97,536
3.75%, 04/30/2027	100,000	100,118
0.50%, 06/30/2027	165,000	155,900
TOTAL U.S. TREASURY SECURITIES (Cost $708,096)		715,672

EXCHANGE TRADED DEBT - 19.7%	Shares	Value
Mortgage REITs - 19.7%
AG Mortgage Investment Trust, Inc., 9.50%, 05/15/2029	3,000	76,050
Chimera Investment Corp., 9.25%, 08/15/2029	1,400	35,490
MFA Financial, Inc., 8.88%, 02/15/2029	3,000	75,480
PennyMac Mortgage Investment Trust	–	$–
9.00%, 06/15/2030	3,500	88,375
9.00%, 02/15/2030	1,000	25,330
TOTAL EXCHANGE TRADED DEBT (Cost $298,118)		300,725

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 32.5%	Par	Value
4.26%, 09/16/2025 (a)	497,000	496,178
TOTAL U.S. TREASURY BILLS (Cost $496,121)		496,178

TOTAL INVESTMENTS – 99.0% (Cost $1,502,335)		1,512,575
Other Assets in Excess of Liabilities - 1.0%		16,057
TOTAL NET ASSETS - 100.0%		$1,528,632
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

REIT - Real Estate Investment Trust

(a)	The rate shown is the annualized yield as of August 31, 2025.

Summary of Fair Value Disclosure as of August 31, 2025 (Unaudited)

SanJac Alpha Low Duration ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	$–	$715,672	$–	$715,672
Exchange Traded Debt	300,725	–	–	300,725
U.S. Treasury Bills	–	496,178	–	496,178
Total Investments	$300,725	$1,211,850	$–	$1,512,575

Refer to the Schedule of Investments for further disaggregation of investment categories.